JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — 51.5%
Aerospace & Defense — 0.9%
Airbus SE (France) 3.15%, 4/10/2027(a)	250	266
Boeing Co. (The)
1.17%, 2/4/2023	2,000	2,000
3.55%, 3/1/2038	500	508
Northrop Grumman Corp. 3.85%, 4/15/2045	250	288
Raytheon Technologies Corp. 4.15%, 5/15/2045	300	359

		3,421

Air Freight & Logistics — 0.2%
FedEx Corp. 4.10%, 2/1/2045	500	564
United Parcel Service, Inc. 3.40%, 9/1/2049	300	346

		910

Airlines — 0.1%
Delta Air Lines, Inc. 3.80%, 4/19/2023	500	510

Auto Components — 0.0%(b)
Clarios Global LP 6.75%, 5/15/2025(a)	14	15
Cooper-Standard Automotive, Inc.
13.00%, 6/1/2024(a)	30	32
5.63%, 11/15/2026(a)	35	29

		76

Automobiles — 0.6%
Daimler Finance North America LLC (Germany) 2.85%, 1/6/2022(a)	500	501
Hyundai Capital America 2.65%, 2/10/2025(a)	1,000	1,030
Nissan Motor Acceptance Co. LLC 2.65%, 7/13/2022(a)	750	758

		2,289

Banks — 10.1%
Banco Santander SA (Spain) 3.85%, 4/12/2023	400	415
Bank of America Corp.
Series L, 3.95%, 4/21/2025	500	536
(ICE LIBOR USD 3 Month + 1.18%), 3.19%, 7/23/2030(c)	600	633
(ICE LIBOR USD 3 Month + 1.81%), 4.24%, 4/24/2038(c)	500	587
(SOFR + 1.93%), 2.68%, 6/19/2041(c)	500	486
Series N, (SOFR + 1.65%), 3.48%, 3/13/2052(c)	300	335
Barclays plc (United Kingdom)
3.65%, 3/16/2025	750	795
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 2.67%, 3/10/2032(c)	500	495
BNP Paribas SA (France)
2.95%, 5/23/2022(a)	200	202
(SOFR + 2.07%), 2.22%, 6/9/2026(a)(c)	500	508
(SOFR + 1.61%), 1.90%, 9/30/2028(a)(c)	500	491
(SOFR + 1.39%), 2.87%, 4/19/2032(a)(c)	500	507
Canadian Imperial Bank of Commerce (Canada) 1.25%, 6/22/2026	500	486
Citigroup, Inc.
5.50%, 9/13/2025	1,000	1,131
(SOFR + 2.11%), 2.57%, 6/3/2031(c)	1,000	1,005
6.63%, 6/15/2032	320	428
(ICE LIBOR USD 3 Month + 1.84%), 4.28%, 4/24/2048(c)	300	374
Cooperatieve Rabobank UA (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 1.11%, 2/24/2027(a)(c)	750	731
Credit Agricole SA (France)
(SOFR + 1.68%), 1.91%, 6/16/2026(a)(c)	750	753
Discover Bank 3.35%, 2/6/2023	500	514
HSBC Holdings plc (United Kingdom)
(SOFR + 1.93%), 2.10%, 6/4/2026(c)	1,000	1,005
(SOFR + 1.73%), 2.01%, 9/22/2028(c)	750	733
(SOFR + 2.39%), 2.85%, 6/4/2031(c)	500	506
(SOFR + 1.95%), 2.36%, 8/18/2031(c)	500	489
ING Groep NV (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.40%, 7/1/2026(a)(c)	1,000	991
(SOFR + 1.01%), 1.73%, 4/1/2027(c)	500	498
Korea Development Bank (The) (South Korea) 3.38%, 3/12/2023	750	776
Lloyds Banking Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.70%, 5/11/2024(c)	1,000	996
4.38%, 3/22/2028	250	281
Mitsubishi UFJ Financial Group, Inc. (Japan)
2.67%, 7/25/2022	750	761
3.20%, 7/18/2029	750	793
2.05%, 7/17/2030	500	488

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Mizuho Financial Group, Inc. (Japan)
2.95%, 2/28/2022	750	755
2.84%, 9/13/2026	500	524
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027(c)	750	728
(SOFR + 1.57%), 2.87%, 9/13/2030(c)	500	518
NatWest Group plc (United Kingdom)
3.88%, 9/12/2023	1,000	1,045
(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025(c)	500	532
Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.79%), 1.09%, 3/15/2025(c)	1,000	991
Societe Generale SA (France) 1.38%, 7/8/2025(a)	1,000	991
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032(a)(c)	500	500
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.78%, 7/12/2022	1,000	1,014
1.47%, 7/8/2025	750	748
3.54%, 1/17/2028	500	545
Sumitomo Mitsui Trust Bank Ltd. (Japan) 0.80%, 9/12/2023(a)	1,000	1,000
Truist Bank 3.00%, 2/2/2023	750	769
Truist Financial Corp.
2.70%, 1/27/2022	750	752
(SOFR + 0.61%), 1.27%, 3/2/2027(c)	750	736
1.13%, 8/3/2027	750	720
Wells Fargo & Co.
(SOFR + 1.60%), 1.65%, 6/2/2024(c)	1,000	1,009
3.00%, 2/19/2025	500	522
(SOFR + 2.10%), 2.39%, 6/2/2028(c)	750	760
(SOFR + 2.53%), 3.07%, 4/30/2041(c)	600	617
Wells Fargo Bank NA 6.60%, 1/15/2038	300	440
Westpac Banking Corp. (Australia)
2.00%, 1/13/2023	1,000	1,017
2.65%, 1/16/2030	500	524

		37,486

Beverages — 0.9%
Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036	1,000	1,203
Coca-Cola Co. (The) 1.65%, 6/1/2030	500	483
Constellation Brands, Inc. 3.70%, 12/6/2026	500	541
Keurig Dr Pepper, Inc. 3.40%, 11/15/2025	500	533
PepsiCo, Inc. 1.40%, 2/25/2031	500	478

		3,238

Biotechnology — 0.3%
AbbVie, Inc. 4.25%, 11/21/2049	500	601
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	750	704

		1,305

Building Products — 0.6%
Carrier Global Corp. 2.70%, 2/15/2031	500	507
CRH America Finance, Inc. (Ireland) 3.40%, 5/9/2027(a)	250	269
Johnson Controls International plc 4.50%, 2/15/2047	350	435
Masco Corp. 1.50%, 2/15/2028	1,000	963

		2,174

Capital Markets — 4.8%
Ameriprise Financial, Inc. 3.00%, 4/2/2025	1,000	1,052
Bank of New York Mellon Corp. (The) (ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023(c)	750	757
Cboe Global Markets, Inc. 3.65%, 1/12/2027	1,000	1,094
Credit Suisse AG (Switzerland) 1.00%, 5/5/2023	1,000	1,003
Credit Suisse Group AG (Switzerland)
(SOFR + 0.98%), 1.31%, 2/2/2027(a)(c)	500	484
(ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029(a)(c)	500	535
Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	300	428
Deutsche Bank AG (Germany) 3.95%, 2/27/2023	1,000	1,035
(SOFR + 2.16%), 2.22%, 9/18/2024(c)	500	507
(SOFR + 1.13%), 1.45%, 4/1/2025(c)	1,000	996
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023(c)	1,000	1,011
(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029(c)	750	817
5.15%, 5/22/2045	900	1,176
Intercontinental Exchange, Inc. 2.65%, 9/15/2040	500	477
Lehman Brothers Holdings, Inc.
Zero Coupon, 8/21/2009(d)	1,350	7
0.00%, 5/25/2049(d)	850	5
Morgan Stanley
(SOFR + 1.99%), 2.19%, 4/28/2026(c)	500	510

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029(c)	750	819
(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038(c)	500	575
(SOFR + 1.43%), 2.80%, 1/25/2052(c)	500	497
Nomura Holdings, Inc. (Japan) 3.10%, 1/16/2030	1,000	1,035
Owl Rock Capital Corp. 4.00%, 3/30/2025	1,000	1,042
S&P Global, Inc. 1.25%, 8/15/2030	250	235
TD Ameritrade Holding Corp. 2.95%, 4/1/2022	500	502
UBS Group AG (Switzerland) (ICE LIBOR USD 3 Month + 0.95%), 2.86%, 8/15/2023(a)(c)	1,000	1,014

		17,613

Chemicals — 1.0%
Chevron Phillips Chemical Co. LLC 3.30%, 5/1/2023(a)	750	776
Dow Chemical Co. (The) 4.38%, 11/15/2042	500	599
International Flavors & Fragrances, Inc. 1.23%, 10/1/2025(a)	1,750	1,719
PPG Industries, Inc. 3.20%, 3/15/2023	750	772
Reichhold Industries, Inc. 9.00%, 5/1/2018‡(a)(d)	283	—
Veaenator Finance SARL 9.50%, 7/1/2025(a)	25	27

		3,893

Commercial Services & Supplies — 0.2%
Waste Management, Inc. 3.15%, 11/15/2027	750	798

Construction & Engineering — 0.0%(b)
MasTec, Inc. 4.50%, 8/15/2028(a)	31	32

Consumer Finance — 4.1%
AerCap Ireland Capital DAC (Ireland) 3.30%, 1/23/2023	500	512
American Express Co. 3.70%, 8/3/2023	1,500	1,568
American Honda Finance Corp.
3.38%, 12/10/2021	500	500
1.00%, 9/10/2025	1,000	987
Capital One Financial Corp.
3.20%, 1/30/2023	500	514
3.65%, 5/11/2027	750	811
(SOFR + 1.34%), 2.36%, 7/29/2032(c)	500	477
Caterpillar Financial Services Corp.
2.85%, 6/1/2022	500	506
0.90%, 3/2/2026	1,000	978
Ford Motor Credit Co. LLC
3.22%, 1/9/2022	750	751
2.98%, 8/3/2022	750	754
4.38%, 8/6/2023	500	517
3.81%, 1/9/2024	500	513
4.54%, 8/1/2026	200	214
4.27%, 1/9/2027	250	264
General Motors Financial Co., Inc.
3.15%, 6/30/2022	1,000	1,013
4.00%, 1/15/2025	1,000	1,065
3.85%, 1/5/2028	750	814
Hyundai Capital Services, Inc. (South Korea) 3.00%, 3/6/2022(a)	500	503
John Deere Capital Corp.
0.45%, 1/17/2024	750	744
3.35%, 6/12/2024	500	531
1.50%, 3/6/2028	500	491

		15,027

Containers & Packaging — 0.2%
Amcor Flexibles North America, Inc. 3.10%, 9/15/2026	500	525
Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024(a)	85	85

		610

Distributors — 0.0%(b)
Wolverine Escrow LLC
9.00%, 11/15/2026(a)	50	47
13.13%, 11/15/2027(a)	20	13

		60

Diversified Financial Services — 0.8%
LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028(a)	1,000	993
National Rural Utilities Cooperative Finance Corp. 1.00%, 6/15/2026	750	733
Sabre GLBL, Inc. 9.25%, 4/15/2025(a)	15	17
Shell International Finance BV (Netherlands) 2.38%, 11/7/2029	750	764
Siemens Financieringsmaatschappij NV (Germany) 4.20%, 3/16/2047(a)	300	381

		2,888

Diversified Telecommunication Services — 1.4%
AT&T, Inc.
3.55%, 9/15/2055	1,000	1,005
3.50%, 2/1/2061	500	493
CCO Holdings LLC 5.13%, 5/1/2027(a)	355	365
Frontier Communications Holdings LLC 5.88%, 11/1/2029	17	17
Intelsat Jackson Holdings SA (Luxembourg) 5.50%, 8/1/2023(d)	581	282
Verizon Communications, Inc.
2.10%, 3/22/2028	1,000	998
1.50%, 9/18/2030	1,000	939

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
4.40%, 11/1/2034	500	586
2.99%, 10/30/2056	520	500

		5,185

Electric Utilities — 3.1%
Alabama Power Co. 3.75%, 3/1/2045	300	337
DTE Electric Co. 3.70%, 3/15/2045	300	344
Duke Energy Carolinas LLC 6.00%, 1/15/2038	435	607
Duke Energy Corp. 2.55%, 6/15/2031	500	498
Duke Energy Progress LLC 2.50%, 8/15/2050	500	468
Eversource Energy
Series M, 3.30%, 1/15/2028	500	536
3.45%, 1/15/2050	300	320
Exelon Corp. 3.50%, 6/1/2022	2,001	2,022
Georgia Power Co. Series B, 3.70%, 1/30/2050	300	326
Gulf Power Co. Series A, 3.30%, 5/30/2027	500	535
MidAmerican Energy Co. 3.10%, 5/1/2027	500	534
New England Power Co. (United Kingdom) 3.80%, 12/5/2047(a)	500	564
NextEra Energy Capital Holdings, Inc.
2.90%, 4/1/2022	2,000	2,015
2.25%, 6/1/2030	500	497
Northern States Power Co. 3.20%, 4/1/2052	300	329
Potomac Electric Power Co. 4.15%, 3/15/2043	250	297
Public Service Co. of Colorado 1.88%, 6/15/2031	500	485
Public Service Electric and Gas Co. 3.00%, 5/15/2027	500	531
Xcel Energy, Inc. 3.35%, 12/1/2026	500	534

		11,779

Energy Equipment & Services — 0.0%(b)
Halliburton Co. 3.50%, 8/1/2023	14	14
Nabors Industries Ltd. 7.25%, 1/15/2026(a)	15	13

		27

Entertainment — 0.0%(b)
Live Nation Entertainment, Inc. 6.50%, 5/15/2027(a)	24	26

Equity Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp. 3.10%, 6/15/2050	250	242
AvalonBay Communities, Inc. 2.30%, 3/1/2030	250	252
Boston Properties LP 2.75%, 10/1/2026	500	521
Crown Castle International Corp. 1.35%, 7/15/2025	1,000	990

		2,005

Food & Staples Retailing — 0.8%
7-Eleven, Inc. 0.95%, 2/10/2026(a)	1,000	965
Costco Wholesale Corp. 1.75%, 4/20/2032	250	244
CVS Pass-Through Trust 7.51%, 1/10/2032(a)	515	643
Kroger Co. (The) 2.20%, 5/1/2030	1,000	998
Rite Aid Corp.
7.50%, 7/1/2025(a)	14	14
8.00%, 11/15/2026(a)	20	20

		2,884

Food Products — 0.7%
Conagra Brands, Inc. 4.85%, 11/1/2028	500	581
Kellogg Co. 3.40%, 11/15/2027	500	538
Mondelez International, Inc.
0.63%, 7/1/2022	1,000	1,000
1.50%, 2/4/2031	500	469

		2,588

Gas Utilities — 2.3%
Atmos Energy Corp. 0.63%, 3/9/2023	1,500	1,497
CenterPoint Energy Resources Corp. 0.70%, 3/2/2023	2,000	1,994
East Ohio Gas Co. (The) 2.00%, 6/15/2030(a)	500	487
Eastern Energy Gas Holdings LLC Series A, 2.50%, 11/15/2024	2,000	2,071
KeySpan Gas East Corp. 2.74%, 8/15/2026(a)	500	513
ONE Gas, Inc. 1.10%, 3/11/2024	2,000	1,972

		8,534

Health Care Equipment & Supplies — 0.6%
Abbott Laboratories 3.88%, 9/15/2025	1,000	1,092
Stryker Corp. 1.15%, 6/15/2025	250	248
Zimmer Biomet Holdings, Inc. 3.70%, 3/19/2023	750	776

		2,116

Health Care Providers & Services — 1.6%
Aetna, Inc. 3.50%, 11/15/2024	500	531
Cigna Corp. 2.40%, 3/15/2030	1,000	1,002
CVS Health Corp.
1.75%, 8/21/2030	500	475
5.05%, 3/25/2048	750	991
Envision Healthcare Corp. 8.75%, 10/15/2026(a)	25	15
HCA, Inc. 2.38%, 7/15/2031	500	488

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Humana, Inc. 3.95%, 3/15/2027	500	546
Quest Diagnostics, Inc. 3.50%, 3/30/2025	500	532
UnitedHealth Group, Inc. 2.38%, 8/15/2024	600	622
4.75%, 7/15/2045	500	658

		5,860

Hotels, Restaurants & Leisure — 0.4%
Six Flags Entertainment Corp. 4.88%, 7/31/2024(a)	35	35
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025(a)	16	17
Starbucks Corp. 1.30%, 5/7/2022	1,250	1,254
Vail Resorts, Inc. 6.25%, 5/15/2025(a)	12	13

		1,319

Household Durables — 0.3%
DR Horton, Inc. 1.40%, 10/15/2027	1,000	965

Household Products — 0.0%(b)
Spectrum Brands, Inc. 5.75%, 7/15/2025	8	8

Industrial Conglomerates — 0.2%
Honeywell International, Inc.
0.48%, 8/19/2022	400	400
1.95%, 6/1/2030	500	499

		899

Insurance — 2.0%
Aon plc 4.25%, 12/12/2042	275	324
Berkshire Hathaway Finance Corp. 2.85%, 10/15/2050	500	500
Brighthouse Financial Global Funding 1.00%, 4/12/2024(a)	2,000	1,991
Chubb INA Holdings, Inc. 3.15%, 3/15/2025	500	531
Hartford Financial Services Group, Inc. (The) 2.80%, 8/19/2029	500	520
Lincoln National Corp. 4.00%, 9/1/2023	250	263
MetLife, Inc. 4.05%, 3/1/2045	300	360
Metropolitan Life Global Funding I 0.95%, 7/2/2025(a)	750	741
Principal Life Global Funding II 1.25%, 6/23/2025(a)	750	744
Protective Life Global Funding 1.74%, 9/21/2030(a)	500	485
Willis North America, Inc. 3.60%, 5/15/2024	1,000	1,054

		7,513

Interactive Media & Services — 0.4%
Alphabet, Inc. 2.25%, 8/15/2060	500	455
Baidu, Inc. (China) 2.88%, 7/6/2022	1,000	1,010

		1,465

Internet & Direct Marketing Retail — 0.4%
Amazon.com, Inc. 4.80%, 12/5/2034	800	1,021
4.25%, 8/22/2057	400	521

		1,542

IT Services — 0.9%
Fidelity National Information Services, Inc. 1.15%, 3/1/2026	1,000	977
International Business Machines Corp. 4.15%, 5/15/2039	400	467
Mastercard, Inc. 3.65%, 6/1/2049	500	584
PayPal Holdings, Inc. 2.85%, 10/1/2029	750	789
Visa, Inc. 4.30%, 12/14/2045	500	632

		3,449

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc. 3.05%, 9/22/2026	750	794

Machinery — 0.4%
Caterpillar, Inc. 1.90%, 3/12/2031	500	498
Xylem, Inc. 1.95%, 1/30/2028	1,000	1,000

		1,498

Media — 0.7%
Comcast Corp. 3.15%, 2/15/2028	500	537
4.40%, 8/15/2035	400	477
2.94%, 11/1/2056(a)	323	314
2.65%, 8/15/2062	500	451
Discovery Communications LLC 4.13%, 5/15/2029	500	551
DISH DBS Corp. 5.88%, 11/15/2024	293	296
Meredith Corp. 6.50%, 7/1/2025	50	53
6.88%, 2/1/2026	58	60
Sirius XM Radio, Inc. 5.50%, 7/1/2029(a)	25	27

		2,766

Multiline Retail — 0.3%
Kohl’s Corp. 3.38%, 5/1/2031	500	514
Target Corp. 2.35%, 2/15/2030	750	771

		1,285

Multi-Utilities — 0.8%
Consolidated Edison Co. of New York, Inc. 4.45%, 3/15/2044	250	298
Dominion Energy, Inc.
Series A, 1.45%, 4/15/2026	500	494
Series C, 4.90%, 8/1/2041	250	313
San Diego Gas & Electric Co. Series TTT, 4.10%, 6/15/2049	500	605

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Sempra Energy 3.80%, 2/1/2038	500	552
Southern Co. Gas Capital Corp. Series 20-A, 1.75%, 1/15/2031	750	701

		2,963

Oil, Gas & Consumable Fuels — 3.0%
BP Capital Markets America, Inc.
1.75%, 8/10/2030	500	481
2.94%, 6/4/2051	250	243
BP Capital Markets plc (United Kingdom) 3.81%, 2/10/2024	500	528
Chesapeake Energy Corp. 5.50%, 9/15/2026‡(d)	130	4
Chevron USA, Inc. 0.69%, 8/12/2025	1,750	1,713
Crestwood Midstream Partners LP 5.63%, 5/1/2027(a)	60	60
Energy Transfer LP 5.15%, 3/15/2045	300	342
Enterprise Products Operating LLC 7.55%, 4/15/2038	385	586
Kinder Morgan, Inc. 5.05%, 2/15/2046	300	359
Marathon Petroleum Corp. 3.63%, 9/15/2024	1,000	1,055
MPLX LP 1.75%, 3/1/2026	500	495
Phillips 66 4.65%, 11/15/2034	250	292
Phillips 66 Partners LP
3.61%, 2/15/2025	500	529
3.75%, 3/1/2028	500	538
Reliance Industries Ltd. (India) 4.13%, 1/28/2025(a)	500	536
TransCanada PipeLines Ltd. (Canada) 6.10%, 6/1/2040	345	469
Valero Energy Corp.
1.20%, 3/15/2024	1,250	1,244
3.40%, 9/15/2026	750	795
Williams Cos., Inc. (The)
4.00%, 9/15/2025	500	540
2.60%, 3/15/2031	500	496

		11,305

Personal Products — 0.1%
ESC SANCHEZ 8.88%, 3/15/2025‡(d)	41	—
Estee Lauder Cos., Inc. (The) 1.95%, 3/15/2031	500	499

		499

Pharmaceuticals — 1.1%
Bausch Health Americas, Inc. 9.25%, 4/1/2026(a)	325	340
Bristol-Myers Squibb Co. 3.40%, 7/26/2029	600	657
Johnson & Johnson 2.45%, 9/1/2060	500	481
Mallinckrodt International Finance SA 5.50%, 4/15/2025(a)(d)	30	18
Merck & Co., Inc. 2.35%, 6/24/2040	500	478
Novartis Capital Corp. (Switzerland) 2.75%, 8/14/2050	300	307
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	500	508
Viatris, Inc. 1.13%, 6/22/2022	1,500	1,502

		4,291

Professional Services — 0.1%
IHS Markit Ltd. 3.63%, 5/1/2024	500	524

Road & Rail — 0.6%
Burlington Northern Santa Fe LLC 5.75%, 5/1/2040	500	695
Canadian National Railway Co. (Canada) 6.25%, 8/1/2034	300	417
Hertz Corp. (The) 6.25%, 10/15/2022(d)	290	6
Norfolk Southern Corp. 3.15%, 6/1/2027	500	533
Penske Truck Leasing Co. LP 3.38%, 2/1/2022(a)	500	500
Union Pacific Corp. 3.38%, 2/1/2035	250	273

		2,424

Semiconductors & Semiconductor Equipment — 0.4%
Broadcom, Inc.
4.11%, 9/15/2028	816	892
3.14%, 11/15/2035(a)	236	232
QUALCOMM, Inc. 2.15%, 5/20/2030	500	507

		1,631

Software — 1.1%
Intuit, Inc. 1.35%, 7/15/2027	1,000	975
Microsoft Corp.
3.13%, 11/3/2025	874	934
2.68%, 6/1/2060	750	748
Oracle Corp.
2.30%, 3/25/2028	750	753
3.80%, 11/15/2037	300	320
3.60%, 4/1/2050	300	304
ServiceNow, Inc. 1.40%, 9/1/2030	250	233

		4,267

Specialty Retail — 0.4%
AutoNation, Inc. 2.40%, 8/1/2031	500	485
Home Depot, Inc. (The) 3.90%, 6/15/2047	350	418
Staples, Inc. 7.50%, 4/15/2026(a)	150	149
Tiffany & Co. 3.80%, 10/1/2024	363	386

		1,438

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments	Principal Amount ($000)		Value ($000)
Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.
1.65%, 5/11/2030	500		487
2.65%, 5/11/2050	500		494
2.55%, 8/20/2060	500		475
Hewlett Packard Enterprise Co. 4.40%, 10/15/2022(e)	1,000		1,026

			2,482

Tobacco — 0.5%
Altria Group, Inc.
2.45%, 2/4/2032	500		471
3.88%, 9/16/2046	400		391
BAT Capital Corp. (United Kingdom)
3.22%, 8/15/2024	500		521
2.26%, 3/25/2028	500		488

			1,871

Water Utilities — 0.1%
Aquarion Co. 4.00%, 8/15/2024(a)	500		531

Wireless Telecommunication Services — 0.6%
T-Mobile USA, Inc.
1.50%, 2/15/2026	500		493
2.55%, 2/15/2031	1,000		987
Vodafone Group plc (United Kingdom) 4.88%, 6/19/2049	500		625

			2,105

TOTAL CORPORATE BONDS (Cost $189,119)			193,168

MORTGAGE-BACKED SECURITIES — 30.4%
FHLMC Gold Pools, 20 Year Pool # G30450, 6.00%, 1/1/2029	4		4
FHLMC Gold Pools, 30 Year
Pool # C80364, 7.00%, 12/1/2025	1		1
Pool # C00464, 8.00%, 5/1/2026	1		1
Pool # C80409, 8.00%, 6/1/2026	—	(f)	—	(f)
Pool # D78618, 7.50%, 2/1/2027	2		2
Pool # G02125, 6.00%, 2/1/2036	2		2
Pool # A53165, 6.00%, 10/1/2036	30		33
Pool # A56599, 6.00%, 1/1/2037	7		8
Pool # G08205, 6.00%, 6/1/2037	1		1
Pool # G03362, 6.00%, 9/1/2037	54		63
Pool # G03819, 6.00%, 1/1/2038	7		9
Pool # G08276, 6.00%, 6/1/2038	10		12
Pool # A80908, 6.00%, 8/1/2038	125		144
FNMA UMBS, 30 Year
Pool # 505614, 6.50%, 7/1/2029	—	(f)	—	(f)
Pool # 508677, 6.50%, 8/1/2029	4		5
Pool # 520792, 6.50%, 11/1/2029	4		4
Pool # 787555, 6.50%, 2/1/2035	13		15
Pool # 787556, 7.00%, 2/1/2035	13		14
Pool # 787563, 6.50%, 3/1/2035	38		44
Pool # 787564, 7.00%, 3/1/2035	6		6
Pool # 924041, 6.00%, 5/1/2037	151		177
Pool # AY3845, 4.00%, 5/1/2045	1,637		1,819
Pool # AY8492, 4.00%, 6/1/2045	1,611		1,791
Pool # AZ0913, 4.00%, 6/1/2045	942		1,047
FNMA/FHLMC UMBS, Single Family, 15 Year
TBA, 2.00%, 12/25/2036(g)	840		861
TBA, 2.50%, 12/25/2036(g)	3,150		3,267
TBA, 3.00%, 12/25/2036(g)	2,350		2,458
TBA, 3.50%, 12/25/2036(g)	2,350		2,483
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 2.00%, 12/25/2051(g)	2,500		2,502
TBA, 2.50%, 12/25/2051(g)	16,800		17,223
TBA, 3.00%, 12/25/2051(g)	24,800		25,751
TBA, 3.50%, 12/25/2051(g)	23,900		25,127
TBA, 4.00%, 12/25/2051(g)	9,700		10,337
GNMA I, 30 Year Pool # 550851, 7.00%, 9/15/2031	63		71
GNMA II, Single Family, 30 Year
TBA, 2.50%, 12/15/2051(g)	6,200		6,370
TBA, 3.00%, 12/15/2051(g)	2,800		2,903
TBA, 3.50%, 12/15/2051(g)	6,550		6,841
TBA, 4.00%, 12/15/2051(g)	2,650		2,798

TOTAL MORTGAGE-BACKED SECURITIES (Cost $114,313)			114,194

U.S. TREASURY OBLIGATIONS — 6.3%
U.S. Treasury Bonds
4.50%, 2/15/2036	5,850		8,167
1.13%, 8/15/2040	4,050		3,581
1.75%, 8/15/2041	4,850		4,761
1.25%, 5/15/2050	3,150		2,755
1.38%, 8/15/2050	4,500		4,061

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
U.S. Treasury Notes 1.25%, 8/15/2031	500	492

TOTAL U.S. TREASURY OBLIGATIONS (Cost $24,543)		23,817

COLLATERALIZED MORTGAGE OBLIGATIONS — 5.6%
Alternative Loan Trust Series 2006-J2, Class A1, 0.59%, 4/25/2036(h)	58	26
Angel Oak Mortgage Trust Series 2020-1, Class B1, 3.76%, 12/25/2059‡(a)(h)	143	143
Angel Oak Mortgage Trust I LLC Series 2019-1, Class A2, 4.02%, 11/25/2048(a)(h)	60	60
Arroyo Mortgage Trust Series 2019-1, Class A2, 4.02%, 1/25/2049(a)(h)	215	216
Banc of America Funding Trust
Series 2005-B, Class 3M1, 0.77%, 4/20/2035‡(h)	180	181
Series 2014-R7, Class 1A1, 0.24%, 5/26/2036(a)(h)	27	27
Series 2014-R7, Class 2A1, 0.23%, 9/26/2036(a)(h)	20	20
Series 2015-R4, Class 5A1, 0.24%, 10/25/2036(a)(h)	153	151
Banc of America Mortgage Trust
Series 2005-A, Class 3A1, 2.37%, 2/25/2035(h)	5	5
Series 2007-3, Class 1A1, 6.00%, 9/25/2037	63	64
CHL Mortgage Pass-Through Trust Series 2007-5, Class A6, 0.44%, 5/25/2037(h)	12	5
Citigroup Mortgage Loan Trust
Series 2014-12, Class 1A4, 0.34%, 8/25/2036(a)(h)	5	5
Series 2014-10, Class 1A1, 0.22%, 11/25/2036(a)(h)	25	24
Series 2014-10, Class 4A1, 0.26%, 2/25/2037(a)(h)	41	39
COLT Mortgage Loan Trust Series 2020-1, Class A1, 2.49%, 2/25/2050(a)(h)	298	298
Connecticut Avenue Securities Trust
Series 2018-R07, Class 1M2, 2.49%, 4/25/2031‡(a)(h)	911	914
Series 2019-R01, Class 2M2, 2.54%, 7/25/2031‡(a)(h)	495	497
Series 2019-R02, Class 1M2, 2.39%, 8/25/2031‡(a)(h)	173	174
Series 2019-R03, Class 1M2, 2.24%, 9/25/2031(a)(h)	368	370
Series 2019-R04, Class 2M2, 2.19%, 6/25/2039‡(a)(h)	591	592
Series 2019-R04, Class 2B1, 5.34%, 6/25/2039‡(a)(h)	2,206	2,264
Series 2019-R05, Class 1B1, 4.19%, 7/25/2039(a)(h)	165	167
Series 2019-R06, Class 2M2, 2.19%, 9/25/2039(a)(h)	902	904
Series 2019-R06, Class 2B1, 3.84%, 9/25/2039(a)(h)	2,403	2,413
Series 2019-R07, Class 1M2, 2.19%, 10/25/2039‡(a)(h)	879	881
Series 2019-R07, Class 1B1, 3.49%, 10/25/2039(a)(h)	412	414
Series 2020-R01, Class 1M2, 2.14%, 1/25/2040‡(a)(h)	1,420	1,426
Series 2020-R02, Class 2B1, 3.09%, 1/25/2040(a)(h)	2,599	2,586
Series 2020-R01, Class 1B1, 3.34%, 1/25/2040‡(a)(h)	1,251	1,252
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland) Series 2004-5, Class 4A1, 6.00%, 9/25/2034	69	73
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-29, Class 7A1, 6.50%, 12/25/2033	19	20
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 1A1, 0.59%, 2/25/2035(h)	4	4
FHLMC STACR REMIC Trust Series 2020-HQA1, Class M2, 1.99%, 1/25/2050(a)(h)	1,203	1,205
FHLMC STACR Trust
Series 2018-DNA2, Class M1, 0.89%, 12/25/2030‡(a)(h)	108	108
Series 2018-HQA2, Class M1, 0.84%, 10/25/2048(a)(h)	104	104
FHLMC, REMIC Series 2980, Class QB, 6.50%, 5/15/2035	24	29
FNMA Trust, Whole Loan Series 2003-W3, Class 2A5, 5.36%, 6/25/2042	13	14
GCAT Trust
Series 2019-NQM3, Class A1, 2.69%, 11/25/2059(a)(h)	369	372
Series 2020-NQM1, Class A1, 2.25%, 1/25/2060(a)(e)	551	552
GSMSC Resecuritization Trust Series 2014-1R, Class 1A, 0.26%, 4/26/2037(a)(h)	8	8
GSR Mortgage Loan Trust Series 2006-3F, Class 2A7, 5.75%, 3/25/2036	67	72
HarborView Mortgage Loan Trust
Series 2004-9, Class 2A, 3.31%, 12/19/2034(h)	1	1
Series 2006-9, Class 2A1A, 0.51%, 11/19/2036(h)	37	34
Series 2007-1, Class 2A1A, 0.35%, 3/19/2037(h)	174	162

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Impac CMB Trust Series 2005-1, Class 2A1, 0.60%, 4/25/2035(h)	133	133
JPMorgan Mortgage Trust Series 2005-S2, Class 4A3, 5.50%, 9/25/2020	90	77
MASTR Alternative Loan Trust Series 2005-5, Class 3A1, 5.75%, 8/25/2035	94	66
Nomura Resecuritization Trust Series 2015-2R, Class 4A1, 0.45%, 12/26/2036(a)(h)	22	22
RALI Trust Series 2006-QS11, Class 1A1, 6.50%, 8/25/2036	404	399
RBSSP Resecuritization Trust Series 2012-6, Class 10A2, 0.24%, 8/26/2036(a)(h)	59	58
RESI Finance LP (Cayman Islands) Series 2003-D, Class B3, 1.39%, 12/10/2035‡(a)(h)	18	2
Residential Asset Securitization Trust
Series 2005-A15, Class 1A7, 6.00%, 2/25/2036	91	94
Series 2006-R1, Class A2, 0.49%, 1/25/2046(h)	561	159
RFMSI Trust
Series 2006-S9, Class A1, 6.25%, 9/25/2036	89	87
Series 2007-SA4, Class 3A1, 4.32%, 10/25/2037(h)	393	325
Starwood Mortgage Residential Trust
Series 2018-IMC2, Class A2, 4.22%, 10/25/2048(a)(h)	172	173
Series 2019-INV1, Class A3, 2.92%, 9/27/2049(a)(h)	117	117
Verus Securitization Trust
Series 2019-INV2, Class B1, 4.45%, 7/25/2059‡(a)(h)	150	151
Series 2020-1, Class B1, 3.62%, 1/25/2060‡(a)(h)	102	103
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2005-7, Class 1A2, 0.54%, 9/25/2035(h) 5		4

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $20,633)		20,846

ASSET-BACKED SECURITIES — 3.2%
ACE Securities Corp. Home Equity Loan Trust Series 2006-FM1, Class A2B, 0.27%, 7/25/2036‡(h)	206	71
American Airlines Pass-Through Trust Series 2017-1, Class AA, 3.65%, 2/15/2029	391	412
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-R3, Class M8, 2.22%, 5/25/2035‡(h)	282	284
Carrington Mortgage Loan Trust
Series 2005-NC5, Class M1, 0.81%, 10/25/2035‡(h)	33	33
Series 2006-NC5, Class A3, 0.24%, 1/25/2037‡(h)	1,004	962
Citibank Credit Card Issuance Trust Series 2016-A3, Class A3, 0.58%, 12/7/2023(h)	369	369
Citigroup Mortgage Loan Trust Series 2007-AMC1, Class A1, 0.25%, 12/25/2036‡(a)(h)	358	238
Countrywide Asset-Backed Certificates
Series 2007-2, Class 2A3, 0.23%, 8/25/2037‡(h)	82	81
Series 2007-8, Class 2A3, 0.28%, 11/25/2037‡(h)	208	207
Credit-Based Asset Servicing and Securitization LLC Series 2006-CB8, Class A1, 0.37%, 10/25/2036‡(h)	90	87
CWABS Asset-Backed Certificates Trust Series 2006-18, Class 2A2, 0.25%, 3/25/2037‡(h)	39	39
CWABS Revolving Home Equity Loan Trust Series 2004-I, Class A, 0.38%, 2/15/2034‡(h)	3	3
CWABS, Inc. Asset-Backed Certificates
Series 2004-1, Class M1, 0.84%, 3/25/2034‡(h)	39	39
Series 2004-1, Class M2, 0.92%, 3/25/2034‡(h)	30	30
Series 2004-1, Class 3A, 0.65%, 4/25/2034‡(h)	10	9
Discover Card Execution Note Trust Series 2017-A1, Class A1, 0.58%, 7/15/2024(h)	375	375
FBR Securitization Trust Series 2005-2, Class M2, 0.84%, 9/25/2035‡(h)	180	180
First Franklin Mortgage Loan Trust
Series 2006-FF8, Class M1, 0.47%, 7/25/2036‡(h)	305	313
Series 2006-FF14, Class A5, 0.25%, 10/25/2036‡(h)	254	252
Fremont Home Loan Trust Series 2005-1, Class M6, 1.25%, 6/25/2035‡(h)	261	252
GSAA Home Equity Trust
Series 2006-1, Class A2, 0.53%, 1/25/2036‡(h)	181	70
Series 2006-19, Class A2, 0.45%, 12/25/2036‡(h)	168	61
Series 2007-4, Class A1, 0.29%, 3/25/2037‡(h)	51	19

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Series 2007-2, Class AF4A, 6.48%, 3/25/2037‡(e)	319	130
Series 2007-7, Class 1A2, 0.45%, 7/25/2037‡(h)	44	43
GSAMP Trust
Series 2005-NC1, Class M2, 1.19%, 2/25/2035‡(h)	399	393
Series 2005-WMC1, Class M1, 0.83%, 9/25/2035‡(h)	45	45
Series 2006-FM1, Class A1, 0.41%, 4/25/2036‡(h)	139	108
Series 2006-HE3, Class A2C, 0.41%, 5/25/2046(h)	45	44
Series 2007-HE1, Class A2C, 0.24%, 3/25/2047‡(h)	119	117
Long Beach Mortgage Loan Trust
Series 2004-1, Class M2, 0.92%, 2/25/2034‡(h)	5	5
Series 2006-WL1, Class 2A4, 0.77%, 1/25/2046‡(h)	59	59
MASTR Asset-Backed Securities Trust
Series 2005-WF1, Class M4, 0.98%, 6/25/2035‡(h)	130	131
Series 2006-HE4, Class A2, 0.31%, 11/25/2036‡(h)	71	30
Series 2006-HE4, Class A3, 0.39%, 11/25/2036‡(h)	92	39
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-5, Class 1A, 0.94%, 10/25/2037‡(h)	1,675	1,344
Merrill Lynch Mortgage Investors Trust Series 2006-MLN1, Class A2C, 0.26%, 7/25/2037‡(h)	1,357	706
Morgan Stanley ABS Capital I, Inc. Trust Series 2007-HE7, Class A2B, 1.09%, 7/25/2037‡(h)	49	49
Nationstar Home Equity Loan Trust Series 2007-B, Class M1, 0.50%, 4/25/2037‡(h)	263	253
New Century Home Equity Loan Trust
Series 2005-1, Class M1, 0.77%, 3/25/2035‡(h)	268	268
Series 2005-1, Class M6, 1.29%, 3/25/2035‡(h)	254	253
Series 2006-2, Class A2B, 0.25%, 8/25/2036(h)	52	51
NovaStar Mortgage Funding Trust
Series 2006-4, Class A2C, 0.39%, 9/25/2036‡(h)	134	77
Series 2006-4, Class A2D, 0.59%, 9/25/2036‡(h)	14	8
Series 2006-5, Class A2C, 0.26%, 11/25/2036‡(h)	446	191
Series 2007-1, Class A1A, 0.22%, 3/25/2037‡(h)	246	190
OneMain Financial Issuance Trust
Series 2018-1A, Class C, 3.77%, 3/14/2029‡(a)	198	201
Series 2019-1A, Class B, 3.79%, 2/14/2031‡(a)	371	372
Ownit Mortgage Loan Trust Series 2006-1, Class AV, 0.55%, 12/25/2035‡(h)	28	28
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WHQ2, Class M2, 0.78%, 5/25/2035‡(h) 23		23
RASC Trust Series 2007-KS3, Class AI3, 0.34%, 4/25/2037‡(h)	11	11
Securitized Asset-Backed Receivables LLC Trust
Series 2006-NC3, Class A1, 0.37%, 9/25/2036‡(h)	93	69
Series 2006-WM2, Class A2A, 0.41%, 9/25/2036‡(h)	1,048	923
Soundview Home Loan Trust
Series 2006-NLC1, Class A1, 0.15%, 11/25/2036‡(a)(h)	77	31
Series 2006-NLC1, Class A2, 0.21%, 11/25/2036‡(a)(h)	954	382
Series 2006-NLC1, Class A3, 0.26%, 11/25/2036‡(a)(h)	74	30
Series 2006-NLC1, Class A4, 0.33%, 11/25/2036‡(a)(h)	418	172
Series 2007-OPT3, Class 2A3, 0.27%, 8/25/2037‡(h)	140	138
Springleaf Funding Trust Series 2017-AA, Class B, 3.10%, 7/15/2030(a)	224	224
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-GEL4, Class M1, 0.66%, 10/25/2036‡(a)(h)	144	143
Series 2006-BC5, Class A4, 0.43%, 12/25/2036‡(h)	24	24
Towd Point Mortgage Trust Series 2019-HY2, Class A1, 1.09%, 5/25/2058‡(a)(h)	509	511

TOTAL ASSET-BACKED SECURITIES (Cost $12,296)		12,202

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.0%
Commercial Mortgage Trust
Series 2012-CR3, Class A3, 2.82%, 10/15/2045	1,222	1,231
Series 2012-CR5, Class A3, 2.54%, 12/10/2045	749	755
Harvest Commercial Capital Loan Trust Series 2019-1, Class M4, 4.64%, 9/25/2046‡(a)(h)	145	138
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4, 3.09%, 8/10/2049	583	590
Velocity Commercial Capital Loan Trust Series 2015-1, Class M5, 7.20%, 6/25/2045‡(a)(h)	3	3

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments	Principal Amount ($000)		Value ($000)
Series 2016-1, Class M5, 8.63%, 4/25/2046‡(a)(h)	154		156
Series 2016-1, Class M7, 8.63%, 4/25/2046‡(a)(h)	185		197
Series 2016-2, Class M3, 5.50%, 10/25/2046‡(h)	4		4
Series 2017-1, Class M3, 5.35%, 5/25/2047‡(a)(h)	100		101
Series 2017-2, Class M4, 5.00%, 11/25/2047‡(a)(h)	45		45
Series 2018-2, Class M2, 4.51%, 10/26/2048‡(a)(h)	76		78
Series 2018-2, Class M3, 4.72%, 10/26/2048‡(a)(h)	78		80
Series 2018-2, Class M4, 5.32%, 10/26/2048‡(a)(h)	148		152
Series 2019-2, Class M1, 3.26%, 7/25/2049‡(a)(h)	116		118

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,585)			3,648

U.S. GOVERNMENT AGENCY SECURITIES — 0.6%
FNMA 1.88%, 9/24/2026	1,000		1,031
Israel Government AID Bond (Israel) 3.25%, 1/17/2028	1,000		1,084

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $2,058)			2,115

	Shares (000)
COMMON STOCKS — 0.4%
Chemicals — 0.3%
Reichhold , Inc.*‡	—	(f)	911

Equity Real Estate Investment Trusts (REITs) — 0.0%(b)
VICI Properties, Inc.	6		170

Internet & Direct Marketing Retail — 0.1%
MYT Holding Co.*‡	49		257

Multiline Retail — 0.0%(b)
Neiman Marcus Group Restricted Equity*	—	(f)	12

Oil, Gas & Consumable Fuels — 0.0%(b)
Chesapeake Energy Corp.	—	(f)	4

Professional Services — 0.0%(b)
NMG, Inc.*	—	(f)	67

Specialty Retail — 0.0%(b)
Claire’s Stores, Inc.*‡	—	(f)	84

TOTAL COMMON STOCKS (Cost $469)			1,505

	Principal Amount ($000)
LOAN ASSIGNMENTS — 0.2%(i)
Hotels, Restaurants & Leisure — 0.0%(b)
UFC Holdings LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 3 Month + 2.75%), 3.50%, 4/29/2026(c)	124		122

Specialty Retail — 0.2%
Claire’s Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.50%), 6.59%, 12/18/2026(c)(j)	487		482

TOTAL LOAN ASSIGNMENTS (Cost $570)			604

	Shares (000)
CONVERTIBLE PREFERRED STOCKS — 0.1%
Specialty Retail — 0.1%
Claire’s Stores, Inc. *‡(Cost $64)	—	(f)	469

PREFERRED STOCKS — 0.0%(b)
Internet & Direct Marketing Retail — 0.0%(b)
MYT Holding LLC Series A, 10.00%, 6/6/2029‡ (Cost $81)	84		90

	Principal Amount ($000)
CONVERTIBLE BONDS — 0.0%(b)
Media — 0.0%(b)
DISH Network Corp. 3.38%, 8/15/2026(Cost $21)	25		23

	No. of Warrants (000)
WARRANTS — 0.0%(b)
Media — 0.0%(b)
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom)*‡	1		19

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Investments	No. of Warrants (000)	Value ($000)
Oil, Gas & Consumable Fuels — 0.0%(b)
Chesapeake Energy Corp. expiring 2/9/2026, price 35.71 USD*	— (f)	3

TOTAL WARRANTS (Cost $–(f))		22

	Shares (000)
SHORT-TERM INVESTMENTS — 28.4%
INVESTMENT COMPANIES — 28.1%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01%(k)(l)(Cost $105,506)	105,506	105,506

	Principal Amount ($000)
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills 0.05%, 1/6/2022(m)(n)(Cost $1,111)	1,111	1,111

TOTAL SHORT-TERM INVESTMENTS (Cost $106,617)		106,617

Total Investments — 127.7% (Cost $474,369)		479,320
Liabilities in Excess of Other Assets — (27.7)%		(103,850)

Net Assets — 100.0%		375,470

Percentages indicated are based on net assets.

TBA Short Commitment

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($000)	VALUE ($000)
FNMA/FHLMC UMBS, Single Family, 15 Year
TBA, 2.00%, 12/25/2036(g)	(840)	(861)

(Proceeds received of $856)

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Abbreviations

ABS	Asset-Backed Securities
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2021.
(d)	Defaulted security.
(e)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of November 30, 2021.

(f)	Amount rounds to less than one thousand.
(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2021.

(i)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(j)	Fund is subject to legal or contractual restrictions on the resale of the security.
(k)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of November 30, 2021.
(m)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(n)	The rate shown is the effective yield as of November 30, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of November 30, 2021 (amounts in thousands, except number of contracts):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 5 Year Note	81	03/2022	USD	9,830	53
U.S. Treasury 10 Year Note	125	03/2022	USD	16,348	154
U.S. Treasury 10 Year Ultra Note	14	03/2022	USD	2,057	1
U.S. Treasury Long Bond	23	03/2022	USD	3,730	65
U.S. Treasury Ultra Bond	61	03/2022	USD	12,225	322
3 Month Eurodollar	39	12/2022	USD	9,657	(29)

					566

Short Contracts
U.S. Treasury 2 Year Note	(6)	03/2022	USD	(1,312)	(1)
U.S. Treasury 5 Year Note	(1)	03/2022	USD	(121)	(1)

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
U.S. Treasury 10 Year Note	(2)	03/2022	USD	(262)	(3)
3 Month Eurodollar	(39)	12/2024	USD	(9,587)	46

					41

					607

Abbreviations

USD	United States Dollar

Over-the-Counter (“OTC”) Credit default swap contracts outstanding - buy protection(a) as of November 30, 2021 (amounts in thousands):

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Counterparty	Maturity Date	Implied Credit Spread (%)(b)	Notional Amount(c)	Upfront Payments (Receipts) ($)(d)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CMBX.NA.A.6	2.00	Monthly	Barclays Bank plc	5/11/2063	16.63	USD 80	(1)	9	8
CMBX.NA.A.6	2.00	Monthly	Citibank, NA	5/11/2063	16.63	USD 90	(1)	10	9
CMBX.NA.A.6	2.00	Monthly	Goldman Sachs International	5/11/2063	16.63	USD 90	(1)	10	9
CMBX.NA.A.6	2.00	Monthly	Goldman Sachs International	5/11/2063	16.63	USD 90	(2)	11	9
CMBX.NA.A.6	2.00	Monthly	Morgan Stanley	5/11/2063	16.63	USD 80	(1)	9	8
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	49.00	USD 180	152	(153)	(1)
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	49.00	USD 210	168	(168)	—	(e)

							314	(272)	42

ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.15	USD 60	12	(12)	—	(e)
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.15	USD 40	8	(8)	—	(e)
ABX.HE.AAA.06-2	0.11	Monthly	Barclays Bank plc	5/25/2046	0.15	USD 60	18	(18)	—	(e)
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.15	USD 30	8	(8)	—	(e)
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.15	USD 60	15	(15)	—	(e)

							61	(61)	—

							375	(333)	42

Centrally Cleared Credit default swap contracts outstanding - buy protection(a) as of November 30, 2021 (amounts in thousands):

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Maturity Date	Implied Credit Spread (%)(b)	Notional Amount(c)	Upfront Payments (Receipts) ($)(d)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX.NA.EM.36-V1	1.00	Quarterly	12/20/2026	2.14	USD 2,650	91	45	136

CDX.NA.HY.37-V1	5.00	Quarterly	12/20/2026	3.30	USD 1,400	(128)	8	(120)
CDX.NA.HY.37-V1	5.00	Quarterly	12/20/2026	3.30	USD 800	(70)	1	(69)
CDX.NA.IG.34-V1	1.00	Quarterly	6/20/2025	0.52	USD 2,700	(2)	(48)	(50)
CDX.NA.IG.37-V1	1.00	Quarterly	12/20/2026	0.58	USD 2,100	(51)	4	(47)
iTraxx.Europe.Main.36-V1	1.00	Quarterly	12/20/2026	0.58	EUR 7,250	(222)	29	(193)

						(473)	(6)	(479)

						(382)	39	(343)

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

(a)	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
(b)	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)	Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).
(e)	Amount rounds to less than one thousand.

Abbreviations

ABX	Asset-Backed Securities Index
CDX	Credit Default Swap Index
CMBX	Commercial Mortgage-Backed Securities Index
EUR	Euro
USD	United States Dollar

Summary of total OTC swap contracts outstanding as of November 30, 2021 (amounts in thousands):

	Net Upfront Payments (Receipts) ($)	Value ($)
Assets
OTC Credit default swap contracts outstanding - buy protection	314	42

Liabilities
OTC Credit default swap contracts outstanding - buy protection	61	—	(a)

(a)	Amount rounds to less than one thousand.

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

A. Valuation of Investments — Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

J.P. Morgan Investment Management Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at November 30, 2021.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Asset-Backed Securities	$—	$1,475	$10,727		$12,202
Collateralized Mortgage Obligations	—	12,158	8,688		20,846
Commercial Mortgage-Backed Securities	—	2,576	1,072		3,648
Common Stocks
Chemicals	—	—	911		911
Equity Real Estate Investment Trusts (REITs)	170	—	—		170
Internet & Direct Marketing Retail	—	—	257		257
Multiline Retail	12	—	—		12
Oil, Gas & Consumable Fuels	4	—	—		4
Professional Services	—	67	—		67
Specialty Retail	—	—	84		84

Total Common Stocks	186	67	1,252		1,505

Convertible Bonds	—	23	—		23
Convertible Preferred Stocks	—	—	469		469
Corporate Bonds
Aerospace & Defense	—	3,421	—		3,421
Air Freight & Logistics	—	910	—		910
Airlines	—	510	—		510
Auto Components	—	76	—		76
Automobiles	—	2,289	—		2,289
Banks	—	37,486	—		37,486
Beverages	—	3,238	—		3,238
Biotechnology	—	1,305	—		1,305
Building Products	—	2,174	—		2,174
Capital Markets	—	17,613	—		17,613
Chemicals	—	3,893	—	(a)	3,893
Commercial Services & Supplies	—	798	—		798
Construction & Engineering	—	32	—		32
Consumer Finance	—	15,027	—		15,027
Containers & Packaging	—	610	—		610
Distributors	—	60	—		60
Diversified Financial Services	—	2,888	—		2,888
Diversified Telecommunication Services	—	5,185	—		5,185
Electric Utilities	—	11,779	—		11,779
Energy Equipment & Services	—	27	—		27
Entertainment	—	26	—		26
Equity Real Estate Investment Trusts (REITs)	—	2,005	—		2,005
Food & Staples Retailing	—	2,884	—		2,884
Food Products	—	2,588	—		2,588
Gas Utilities	—	8,534	—		8,534
Health Care Equipment & Supplies	—	2,116	—		2,116
Health Care Providers & Services	—	5,860	—		5,860
Hotels, Restaurants & Leisure	—	1,319	—		1,319
Household Durables	—	965	—		965
Household Products	—	8	—		8
Industrial Conglomerates	—	899	—		899

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Insurance	$—	$7,513	$—		$7,513
Interactive Media & Services	—	1,465	—		1,465
Internet & Direct Marketing Retail	—	1,542	—		1,542
IT Services	—	3,449	—		3,449
Life Sciences Tools & Services	—	794	—		794
Machinery	—	1,498	—		1,498
Media	—	2,766	—		2,766
Multiline Retail	—	1,285	—		1,285
Multi-Utilities	—	2,963	—		2,963
Oil, Gas & Consumable Fuels	—	11,301	4		11,305
Personal Products	—	499	—	(a)	499
Pharmaceuticals	—	4,291	—		4,291
Professional Services	—	524	—		524
Road & Rail	—	2,424	—		2,424
Semiconductors & Semiconductor Equipment	—	1,631	—		1,631
Software	—	4,267	—		4,267
Specialty Retail	—	1,438	—		1,438
Technology Hardware, Storage & Peripherals	—	2,482	—		2,482
Tobacco	—	1,871	—		1,871
Water Utilities	—	531	—		531
Wireless Telecommunication Services	—	2,105	—		2,105

Total Corporate Bonds	—	193,164	4		193,168

Loan Assignments	—	604	—		604
Mortgage-Backed Securities	—	114,194	—		114,194
Preferred Stocks	—	—	90		90
U.S. Government Agency Securities	—	2,115	—		2,115
U.S. Treasury Obligations	—	23,817	—		23,817
Warrants
Media	—	—	19		19
Oil, Gas & Consumable Fuels	3	—	—		3

Total Warrants	3	—	19		22

Short-Term Investments
Investment Companies	105,506	—	—		105,506
U.S. Treasury Obligations	—	1,111	—		1,111

Total Short-Term Investments	105,506	1,111	—		106,617

Total Investments in Securities	$105,695	$351,304	$22,321		$479,320

Liabilities
TBA Short Commitment	$—	$(861)	$—		$(861)

Total Liabilities for Securities Sold Short	$—	$(861)	$—		$(861)

Appreciation in Other Financial Instruments
Futures Contracts	$641	$—	$—		$641
Swaps	—	136	—		136
Depreciation in Other Financial Instruments
Futures Contracts	(34)	—	—		(34)
Swaps	—	(430)	—		(430)

Total Net Appreciation/Depreciation in Other Financial Instruments	$607	$(294)	$—		$313

(a)	Value is zero.

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of February 28, 2021		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2021
Investments in Securities:
Asset-Backed Securities	$8,726		$16	$(119)	$102		$5,789	$(3,723)	$—	$(64)	$10,727
Collateralized Mortgage Obligations	17,236		4	(82)	4		3,520	(9,099)	—	(2,895)	8,688
Commercial Mortgage-Backed Securities	1,472		—	19	—	(a)	—	(419)	—	—	1,072
Common Stocks	941		—	311	—		—	—	—	—	1,252
Convertible Preferred Stocks	332		22	144	—		—	(29)	—	—	469
Corporate Bonds	77		7	(5)	—		—	(75)	—	—	4
Preferred Stocks	131		1	(27)	—		—	(15)	—	—	90
Warrants	—	(a)	—	19	—		—	—	—	—	19

Total	$28,915		$50	$260	$106		$9,309	$(13,360)	$—	$(2,959)	$22,321

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at November 30, 2021, which were valued using significant unobservable inputs (level 3) amounted to $292.

Transfers from level 3 to level 2 are due to an increase in market activity (e.g. frequency of trades), which resulted in an increase of available market inputs to determine the price for the period ended November 30, 2021.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Total Return Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at November 30, 2021		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$910		Market Comparable Companies	EBITDA Multiple (b)	6.5x (6.5x)

Common Stocks	910

	—	(c)	Market Comparable Companies	Discount for lack of marketability	100.00% (100.00%)

Corporate Bonds	—

	10,726		Discounted Cash Flow	Constant Prepayment Rate	2.20% — 24.00% (10.79%)
				Constant Default Rate	0.00% — 6.90% (2.63%)
				Yield (Discount Rate of Cash Flows)	0.88% — 3.65% (3.60%)

Asset-Backed Securities	10,726

	8,685		Discounted Cash Flow	Constant Prepayment Rate	10.00% — 39.23% (11.08%)
				Constant Default Rate	0.00% — 7.05% (0.15%)
				Yield (Discount Rate of Cash Flows)	0.89% — 4.65% (2.94%)

Collateralized Mortgage Obligations	8,685

	876		Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
				Constant Default Rate	0.00% — 7.00% (3.49%)
				Yield (Discount Rate of Cash Flows)	1.66% — 5.52% (4.12%)

Commercial Mortgage-Backed Securities	876

Total	$21,197

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At November 30 2021, the value of these investments was $ 1,124. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Amount rounds to less than one thousand.

B. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amount in the table below.

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

For the period ended November 30, 2021
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at November 30, 2021	Shares at November 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01%(a)(b)	$195,217	$212,822	$302,533	$—	$—	$105,506	105,506	$10	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of November 30, 2021.

C. Derivatives — The Fund used derivative instruments including futures contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.

Notes (1) — (2) below describe the various derivatives used by the Fund.

(2). Futures Contracts — The Fund used interest rate and treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on futures contracts. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.

The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Swaps — The Fund engaged in various swap transactions to manage credit within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on swaps. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.